EXHIBIT 10.2

                                  STATEMENT OF
                  RF COLORADO VENTURES, LLC, RF VENTURES, INC.,
                                AND M.A. LITTMAN
                                      AS TO
                        THE JOINT FILING OF SCHEDULE 13D



We, the undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated August 27, 2012 on our behalf by RF Colorado Ventures, LLC.


Dated: August 27, 2012             RF COLORADO VENTURES, LLC



                                   By: /s/ M.A. Littman
                                       --------------------------------------
                                       M.A. Littman, as President of RF Ventures
                                       Inc., the Manager of RF Colorado
                                       Ventures, LLC



                                   RF VENTURES, INC.



                                   By: /s/ M.A. Littman
                                       --------------------------------------
                                       M.A. Littman, President



                                   M.A. LITTMAN



                                   /s/ M.A. Littman
                                   --------------------------------------
                                   M.A. Littman, Individually